Income Taxes - Schedule of Reconciliation of Statutory Federal Income Tax Expense (Details)	12 Months Ended
Dec. 31, 2021 USD ($)
Income Tax Disclosure [Abstract]
Income tax expense/(benefit) at the federal statutory rate	$ (1,822,688)
Capitalized Transaction Expenses	700,544
Warrant Liability	797,920
State income taxes - net of federal income tax benefits	(56,601)
Change in valuation allowance	380,825
Total income tax expense (benefit)	$ 0